Exhibit 10.6

Execution Version

INCREMENTAL AMENDMENT

This INCREMENTAL AMENDMENT, dated as of July 17, 2015 (this “Incremental Amendment”), is by and among GPT PROPERTY TRUST LP, a Delaware limited partnership (the “Borrower”), the Lenders party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”).  Reference is made to that certain Revolving Credit and Term Loan Agreement, dated as of June 9, 2014 (as amended, modified, restated and supplemented, the “Credit Agreement”), by and among the Borrower, the Lenders referenced therein and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.

RECITALS

WHEREAS, pursuant to Section 2.04 of the Credit Agreement, the Borrower has requested, and the Lenders set forth on Schedule 1 hereto (the “U.S. Revolver Increasing Lenders”) and Morgan Stanley Senior Funding, Inc. (the “New Lender”) have agreed, to increase the U.S. Revolving Commitments in an aggregate amount equal to $100,000,000 (the “New Revolving Commitment”) under the Credit Agreement as set forth herein; and

WHEREAS, pursuant to Section 2.04 of the Credit Agreement, the Borrower has requested, and the Lenders set forth on Schedule 2 hereto (the “Term Loan Increasing Lenders”) have agreed, to make additional Term Loans in an aggregate amount equal to $100,000,000 (the “New Term Loan Commitment”) under the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENT TO CREDIT Agreement.

As of the Incremental Amendment Effective Date (as defined in Section 7 hereof), the chart on Schedule 2.01 to the Credit Agreement entitled “U.S. Revolving Commitments” and “Term Loan Commitments” are hereby deleted in their entirety and the charts on Schedule 3 and Schedule 4 hereto are substituted in place thereof.

SECTION 2. U.S. Revolving Commitments.

Upon the Incremental Amendment Effective Date, the aggregate U.S. Revolving Commitments are hereby increased from $350,000,000 to $450,000,000.

 Upon the Incremental Amendment Effective Date, each of the U.S. Revolver Increasing Lenders increases its respective U.S. Revolving Commitment by the amount set forth opposite its name on Schedule 1 hereto and the New Lender shall have a U.S. Revolving Commitment in the amount set forth opposite its name on Schedule 3 hereto. On the Incremental Amendment Effective Date, the U.S. Revolving Lenders shall purchase from and/or assign to each of the other U.S. Revolving Lenders such interests in the U.S. Revolving Loans outstanding on such date as shall be necessary in order that, after giving effect to all such assignments and purchases, such U.S. Revolving Loans will be held by the U.S. Revolving Lenders ratably in accordance with their U.S. Revolving Commitments set forth on Schedule 2.01 to the Credit Agreement (as amended hereby).

Upon the Incremental Amendment Effective Date, the New Revolving Commitments pursuant to this Incremental Amendment shall be deemed for all purposes U.S. Revolving Commitments and each U.S. Revolving Loan made thereunder shall be deemed for all purposes a U.S. Revolving Loan and, unless otherwise set forth herein, shall be subject to the same terms and conditions as the U.S. Revolving Loans existing prior to the Incremental Amendment Effective Date.

Upon the Incremental Amendment Effective Date, the New Lender shall be deemed to be a U.S. Revolving Lender for all purposes of the Credit Agreement, and each reference to the U.S. Revolving Lenders in the Credit Agreement shall be deemed to include the New Lender.  The New Lender hereby covenants and agrees to become a party to the Credit Agreement and any of the other Loan Documents as the Administrative Agent may reasonably request.  The New Lender appoints JPMorgan Chase Bank, N.A. as the Administrative Agent and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto.

SECTION 3. Term Loan CommitmentS.

Upon the Incremental Amendment Effective Date, each of the Term Loan Increasing Lenders has a New Term Loan Commitment in the amount set forth opposite its name on Schedule 2 attached to this Incremental Amendment.

Subject to the terms and conditions of the Credit Agreement (including Section 4.02 of the Credit Agreement), the New Term Loan pursuant to this Incremental Amendment shall be drawn on the Incremental Amendment Effective Date and any undrawn New Term Loan Commitments pursuant to this Incremental Amendment shall expire at 5:00 p.m. on the Incremental Amendment Effective Date.

Upon the Incremental Amendment Effective Date, the New Term Loan Commitments pursuant to this Incremental Amendment shall be deemed for all purposes Term Loan Commitments and each Term Loan made thereunder shall be deemed for all purposes a Term Loan and, unless otherwise set forth herein, shall be subject to the same terms and conditions as the Term Loan Commitments and Term Loans existing prior to the Incremental Amendment Effective Date.

SECTION 4. WAIVER.

The Required Lenders hereby waive the requirement in Section 2.04 of the Credit Agreement that the Borrower request the New Revolving Commitment and New Term Loan Commitment contemplated by this Incremental Amendment ten (10) Business Day prior to their effectiveness.

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE NEW LENDER

The New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Incremental Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies all the requirements to be an Eligible Assignee under the Credit Agreement (subject to such consents, if any, as may be required thereunder), (iii) from and after the Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Commitments, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01 of the Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Incremental Amendment, (v) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Incremental Amendment, and (vi) if it is a Foreign Lender, any documentation required to be delivered by it pursuant to the terms of the Credit Agreement has been delivered to the Administrative Agent; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

In order to induce the U.S. Revolver Increasing Lenders, the New Lender, the Term Loan Increasing Lenders and Administrative Agent to enter into this Incremental Amendment, the Borrower represents and warrants to the U.S. Revolver Increasing Lenders, the New Lender, the Term Loan Increasing Lenders and Administrative Agent that the following statements are true, correct and complete:

(i)the Borrower and each Guarantor has the requisite power and authority to make, deliver and perform its obligations under this Incremental Amendment, the Credit Agreement as amended by this Incremental Amendment (the “Amended Agreement” and together with this Incremental Amendment, the “Amendment Documents”);

(ii)the execution, delivery and performance of the Amendment Documents are within the Borrower’s and each Guarantor’s partnership or other organizational powers and have been duly authorized by all necessary partnership or other organizational action on the part of the Borrower and each Guarantor;

(iii)the execution, delivery and performance of this Incremental Amendment (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any Guarantor or any order judgment or decree of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Company, the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Company, the Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Company, the Borrower or any of its Subsidiaries;

(iv)each of the Amendment Documents has been duly executed and delivered by the Borrower and each Guarantor party thereto and constitutes legal, valid and binding obligation of Borrower and each Guarantor party thereto enforceable against the Borrower and each Guarantor party thereto in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(v)the representations and warranties made or deemed made by the Borrower and each Guarantor in any Loan Document are true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) on the Incremental Amendment Effective Date except to the extent that such representations and warranties expressly relate solely to an earlier date, (in which case such representations and warranties shall have been true and correct in all material respects (other than any representation or warranty qualified as to “materiality”, “Material Adverse Effect” or similar language, which shall be true and correct in all respects) (on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Loan Documents; and

(vi)no Default or Event of Default has occurred and is continuing or will result from the consummation of the transactions contemplated by this Incremental Amendment.

SECTION 7. ACKNOWLEDGEMENT AND CONSENT OF THE GUARANTORS.

Each Guarantor has read this Incremental Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Incremental Amendment, the obligations of such Guarantor under the Guaranties and each of the other Loan Documents to which such Guarantor is a party shall not be impaired and each of the Guaranties and the other Loan Documents to which such Guarantor is a party is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

Each of the Guarantors and the Borrower hereby acknowledges and agrees that the Obligations guaranteed under the Guaranties will include all Obligations under, and as defined in, the Credit Agreement as amended by this Incremental Amendment.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Incremental Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Incremental Amendment and (ii) nothing in the Credit

Agreement, this Incremental Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION 8. CONDITIONS TO EFFECTIVENESS.

This Incremental Amendment shall become effective only upon the satisfaction of the following conditions precedent (the date of satisfaction of such conditions being referred to as the “Incremental Amendment Effective Date”):

(i) The Borrower, the Guarantors, the Administrative Agent, the U.S. Revolver Increasing Lenders, the Term Loan Increasing Lenders, the New Lender and the Required Lenders shall have indicated their consent to this Incremental Amendment by the execution and delivery of the signature pages hereto to the Administrative Agent.

(ii)  The Administrative Agent shall have received a secretary’s certificate of the Company and/or the Borrower (a) either confirming that there have been no changes to its or any Guarantor’s organizational documents since the date set forth therein, or if there have been changes to the organizational documents since such date, certifying as to such changes, and (b) certifying as to resolutions of the Borrower and each of the Guarantors and incumbency of officers of the respective Loan Party authorizing this Incremental Amendment and the transactions contemplated hereby.

(iii)  The Administrative Agent shall have received all reasonable out-of-pocket costs and expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel that are due and payable in connection with this Incremental Amendment.

(iv)  Delivery to the Administrative Agent by Morgan, Lewis & Bockius LLP, as counsel to the Borrower and the Guarantors, of an opinion addressed to the Lenders and the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent.

(v) Execution and delivery of the Fee Letter dated as of the date hereof by the Borrower and the Administrative Agent regarding upfront fees payable to the Administrative Agent for the account of each U.S. Revolver Increasing Lender, each Term Loan Increasing Lender and the New Lender.

(vi) Payment by the Borrower of all agreed upon fees and compensation pursuant to the Fee Letter dated as of May 6, 2014 by the Borrower, the Administrative Agent, J.P. Morgan Securities LLC, Bank of America, N.A., and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

(vii)  The Administrative Agent shall have received a certificate dated the Incremental Amendment Effective Date and executed by a Financial Officer of the Borrower that, after giving pro forma effect to the  Incremental Commitments pursuant to this  Incremental Amendment, (a) no Default or Event of Default shall exist and (b) as of the last day of the most recent month for which financial statements have been delivered pursuant to Section 5.01 of the Credit Agreement, the Borrower would have been in compliance with the financial covenants set forth in Section 6.12 of the Credit Agreement.

SECTION 9. MISCELLANEOUS.

   Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the Incremental Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

(ii) Except as specifically amended by this Incremental Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Incremental Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

(iv) This Incremental Amendment shall constitute a Loan Document.

Replacement Notes and New Notes.    To the extent requested by any U.S. Revolver Increasing Lender, Term Loan Increasing Lender or New Lender, a replacement Note, or new Note, as the case may be, in favor such Lender shall be executed and delivered promptly to the Administrative Agent by the Borrower in the amount of such Lender’s New Revolving Commitment and/or New Term Loan Commitment.

Headings.  Section and subsection headings in this Incremental Amendment  are included herein for convenience of reference only and shall not constitute a part of this Incremental Amendment for any other purpose or be given any substantive effect.

   Applicable Law.  THIS INCREMENTAL AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

   Counterparts; Effectiveness.  This Incremental Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  Delivery of an executed counterpart of a signature page of this Incremental Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Incremental Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:GPT PROPERTY TRUST LP

By:Gramercy Property Trust, Inc., its General Partner

By: /s/ Benjamin P. Harris

Name: Benjamin P. Harris

Title: President

[GPT Property Trust – Signature Page to Incremental Amendment]

ADMINISTRATIVE AGENT:JPMORGAN CHASE BANK, N.A.,

By: /s/ Christian Lunt

Name: Christian Lunt

Title: Vice President

[GPT Property Trust – Signature Page to Incremental Amendment]

LENDERS:JPMORGAN CHASE BANK, N.A.

By: /s/ Christian Lunt

Name: Christian Lunt

Title: Vice President

[GPT Property Trust – Signature Page to Incremental Amendment]

BANK OF AMERICA,  N.A.

By: /s/ Asad Rafiq

Name: Asad Rafiq

Title: Vice President

[GPT Property Trust – Signature Page to Incremental Amendment]

MORGAN STANLEY BANK, N.A.

By: /s/ Michael King

Name: Michael King

Title: Vice President

[GPT Property Trust – Signature Page to Incremental Amendment]

MORGAN STANLEY SENIOR FUNDING, INC.

By: /s/ Michael King

Name: Michael King

Title: Vice President

[GPT Property Trust – Signature Page to Incremental Amendment]

ROYAL BANK OF CANADA

By: /s/ Rina Kansagra

Name: Rina Kansagra

Title: Authorized Signatory

[GPT Property Trust – Signature Page to Incremental Amendment]

IN WITNESS WHEREOF, the undersigned Guarantors hereby acknowledge and consent to the foregoing Incremental Amendment.

GRAMERCY PROPERTY TRUST INC.

GPT 74TH STREET OWNER LLC

GPT ARLINGTON HEIGHTS OWNER LLC

GPT AUSTIN OWNER LLC

GPT BELLMAWR OWNER LLC

GPT BLOOMINGDALE OWNER LLC

GPT BOA PORTFOLIO MEMBER LLC

GPT BOLINGBROOK OWNER LLC

GPT BUFFALO GROVE OWNER LLC

GPT BURR RIDGE OWNER LLC

GPT CHICAGO DEPOT OWNER LLC

GPT CHICAGO MANNHEIM OWNER LLC

GPT DEER PARK TERMINAL OWNER LLC

GPT EAST BRUNSWICK TERMINAL OWNER LLC

GPT ELGIN OWNER LLC

GPT ELK GROVE OWNER LLC

GPT ELKRIDGE TERMINAL OWNER LLC

GPT GALESBURG OWNER LLC

GPT GARLAND OWNER LLC

GPT GIG BOA PORTFOLIO HOLDINGS LLC

GPT GIG BOA PORTFOLIO OWNER LLC

GPT GROVEPORT OWNER LLC

GPT HACKS CROSSING OWNER LLC

GPT HAMPTON MAIN OWNER LLC

GPT HIALEAH GARDENS OWNER LLC

GPT HOUSTON TERMINAL OWNER LLC

GPT KATRINE OWNER LLC

GPT KENOSHA OWNER LLC

GPT LEVEE OWNER LLC

GPT MANASSAS WAREHOUSE OWNER LLC

GPT MORELAND AVE OWNER LLC

GPT MORRISTOWN OFFICE OWNER LLC

GPT MORROW OWNER LLC

GPT NASHVILLE OWNER LLC

GPT NW 112 STREET OWNER LLC

GPT ORLANDO TERMINAL OWNER LLC

GPT PARSIPPANY OWNER LLC

GPT PERU WNER LLC

By: /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President

[GPT Property Trust – Signature Page to Incremental Amendment]

GPT RIDGEVIEW OWNER LLC

GPT ROLLING MEADOWS OWNER LLC

GPT SELIG DRIVE OWNER LLC

GPT SOUTH RIVER OWNER LLC

GPT SWEDESBORO FACILITY OWNER LLC

GPT TAMPA ACLINE OWNER LLC

GPT WORCESTER OWNER LLC

GPT MILFORD OWNER LLC

GPT SUSSEX OWNER LLC

GPT OAK CREEK OWNER LLC

GPT INDUSTRIAL DRIVE OWNER LLC

GPT 190TH STREET OWNER LLC

GPT KENDALL POINT OWNER LLC

GPT MIDWAY OWNER LLC

GPT PAGE INDUSTRIAL OWNER LLC

GPT CINNAMINSON OWNER LLC

GPT OBETZ OWNER LLC

By: /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President

GPT CALABASH BRANCH OWNER LP

By: GPT Calabash Branch Owner GP LLC

By: /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President

GPT EMMAUS BRANCH OWNER LP

By: GPT Emmaus  Branch Owner GP LLC

By: /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President

[GPT Property Trust – Signature Page to Incremental Amendment]

GPT GREAT VALLEY OWNER LP

By: GPT Great Valley Owner GP LLC

By: /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President

GPT HARRISBURG OWNER LP

By: GPT Harrisburg Owner GP LLC

By: /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President

GPT SANTA CLARA OWNER LP

By: GPT Santa Clara Owner GP LLC

By: /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President

GPT VERNON OWNER LP

By: GPT Vernon Owner GP LLC

By: /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President

[GPT Property Trust – Signature Page to Incremental Amendment]

GPT WESTLAKE OWNER LP

By: GPT Westlake Owner GP LLC

By: /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President

GPT CORPORA TE CENTER-THOUSAND OAKS OWNER LP

By: GPT Corporate Center-Thousand Oaks Owner GP LLC

By: /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President

GPT NORTH HOLLYWOOD OWNER LP

By: GPT North Hollywood Owner GP LLC

By: /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President

GPT ORCHARD PARKWAY OWNER LP

By: GPT Orchard Parkway Owner GP LLC

By: /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:    President

[GPT Property Trust – Signature Page to Incremental Amendment]

Schedule 1

U.S. REVOLVER INCREASING LENDERS

U.S. Revolving Commitments

Lender Name	Commitment Amount
JPMorgan Chase Bank, N.A.	$30,000,000
Bank of America, N.A.	$30,000,000
Morgan Stanley Senior Funding, Inc.	$20,000,000
Royal Bank of Canada	$20,000,000

TOTAL:	$100,000,000

Schedule 2

TERM LOAN INCREASING LENDERS

Term Loan Commitments

Lender Name	Commitment Amount
JPMorgan Chase Bank, N.A.	$30,000,000
Bank of America, N.A.	$30,000,000
Morgan Stanley Senior Funding, Inc.	$20,000,000
Royal Bank of Canada	$20,000,000

TOTAL:	$100,000,000

Schedule 3

U.S. Revolving Commitments

U.S. Revolving Commitments

Lender Name	Commitment Amount
JPMorgan Chase Bank, N .A.	$78,125,000
Bank of America, N.A.	$78,125,000
Morgan Stanley Bank, N.A.	$42,656,250
Morgan Stanley Senior Funding, Inc.	$20,000,000
Citizens Bank, National Association	$39,375,000
Royal Bank of Canada	$62,656,250
The Bank of New York Mellon	$36,093,750
U.S. Bank National Association	$36,093,750
SunTrust Bank	$28,437,500
The Huntington National Bank	$28,437,500
TOTAL:	$450,000,000

Schedule 4

TERM LOAN Commitments

Term Loan Commitments

Lender Name	Commitment Amount
JPMorgan Chase Bank, N .A.	$62,500,000
Bank of America, N.A.	$62,500,000
Morgan Stanley Bank, N.A.	$26,250,000
Morgan Stanley Senior Funding, Inc.	$20,000,000
Royal Bank of Canada	$46,250,000
The Bank of New York Mellon	$26,250,000
U.S. Bank National Association	$26,250,000
SunTrust Bank	$17,500,000
The Huntington National Bank	$12,500,000
TOTAL:	$300,000,000